Exhibit 13

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT 2002

In connection with the Transition Report of Taro Pharmaceutical Industries Ltd. (the “Company”) on Form 20-F for the period ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we James Kedrowski, Interim Chief Executive Officer and Director of the Company, and Michael Kalb, Group Vice President, Interim Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2012	By:	/s/ James Kedrowski

James Kedrowski
Interim Chief Executive Officer and Director

	By:	/s/ Michael Kalb

Michael Kalb
Group Vice President, Interim Chief Financial Officer and Chief Accounting Officer